   As filed with the Securities and Exchange Commission on November 3, 1997


                                        Securities Act Registration No. 33-83548
                                        Investment Company Act File No. 811-8748

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 5

                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 6

                -----------------------------------------------
                             WANGER ADVISORS TRUST
                                  (Registrant)

                       227 West Monroe Street, Suite 3000
                            Chicago, Illinois 60606

                        Telephone number: 312/634-9200
                -----------------------------------------------

       Ralph Wanger                           Janet D. Olsen
       Wanger Advisors Trust                  Bell, Boyd & Lloyd
       227 West Monroe Street, Suite 3000     Three First National Plaza
       Chicago, Illinois  60606               70 West Madison Street, Suite 3300
                                              Chicago, Illinois 60602-4207
                              (Agents for service)

                -----------------------------------------------
                Amending Parts A, B and C, and filing exhibits
                -----------------------------------------------

               It is proposed that this filing will become effective:
                    [ ] immediately upon filing pursuant to rule 485(b)
                    [ ] on April 30, 1997 pursuant to rule 485(b)
                    [X] 60 days after filing pursuant to rule 485(a)(1)
                    [ ] on__________pursuant to rule 485(a)(1)
                    [ ] 75 days after filing pursuant to rule 485(a)(2)
                    [ ] on__________pursuant to rule 485(a)(2)

--------------------------------------------------------------------------------
Registrant filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1996 on February 26, 1997.
--------------------------------------------------------------------------------

                             WANGER ADVISORS TRUST

         Cross reference sheet pursuant to rule 495(a) of Regulation C

Item No.                                     Location or caption*
--------                                     --------------------

                              Part A (Prospectus)
                             Wanger U.S. Small Cap
                        Wanger International Small Cap
                   ----------------------------------------

1.   Cover Page                              Cover Page.

2.   Synopsis                                Expenses and Performance - Expenses

3.   Condensed Financial Information         Financial Highlights

4.   General Description of Registrant       The Funds at a Glance; Expenses and
                                             Performance; The Wanger Investment
                                             Objective and Policies; Securities,
                                             Investment Practices, and Risks;
                                             Organization and Management

5.   Management of the Fund                  Expenses and Performance; Organization
                                             and Management

5A.  Management's Discussion of Fund         Not applicable
     Performance

6.   Capital Stock and Other Securities      Investing in the Funds; Dividends and Taxes

7.   Purchase of Securities Being Offered    Investing in the Funds

8.   Redemption or Repurchase                Investing in the Funds

9.   Pending Legal Proceedings               Not applicable

-----------------------
*References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

Item No.                                     Location or caption*
--------                                     --------------------

                 Part B (Statement of Additional Information)
                             Wanger U.S. Small Cap
                        Wanger International Small Cap
                  -----------------------------------------

10.  Cover Page                              Cover Page

11.  Table of Contents                       Table of Contents

12.  General Information and History         Information About the Funds

13.  Investment Objectives and Policies      Investment Objectives and Policies;
                                             Investment Techniques and Risks

14.  Management of the Registrant            Trustees and Officers

15.  Control Persons and Principal           The Trust; Trustees and Officers
     Holders of Securities

16.  Investment Advisory and Other Services  Investment Adviser; Custodian;
                                             Independent Auditors

17.  Brokerage Allocation                    Portfolio Transactions

18.  Capital Stock and Other Securities      The Trust

19.  Purchase, Redemption, and Pricing of    Purchasing and Redeeming Shares
     Securities Being Offered

20.  Tax Status                              Additional Tax Information

21.  Underwriters                            Distributor

22.  Calculation of Performance Data         Performance Information

23.  Financial Statements                    Information About the Funds

-----------------------
*References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

Item No.                  Location or caption*
--------                  --------------------

                   Part C (Other Information)
                   --------------------------

      24           Financial statements and exhibits

      25           Persons controlled by or under common control with registrant

      26           Number of holders of securities

      27           Indemnification

      28           Business and other connections of investment adviser

      29           Principal underwriters

      30           Location of accounts and records

      31           Management services

      32           Undertakings

-----------------------
*References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

--------------------------------------------------------------------------------
Registrant's definitive prospectus dated April 30, 1997 was filed with post-effective amendment no. 4 to the registration statement filed pursuant to Rule 485(b) under the Securities Act of 1933 (Securities Act file no. 33-83548).
That prospectus is not affected by, and is therefore not included in, this post-effective amendment no. 5.
--------------------------------------------------------------------------------

                             WANGER U.S. SMALL CAP
                         WANGER INTERNATIONAL SMALL CAP

                        Supplement dated January 2, 1998
          to Prospectus dated April 30, 1997 of Wanger Advisors Trust


     At a meeting held on December 30, 1997, the shareholders of each series of Wanger Advisors Trust (the "Trust") approved new Investment Advisory Agreements (the "New Agreements") between the Trust and Wanger Asset Management, L.P. ("WAM") relating to Wanger U.S. Small Cap and Wanger International Small Cap (the "WAT Funds"). The New Agreements became effective as of January 1, 1998 and will continue in effect through December 31, 1999.

     At the same time, the organizational structure of WAM and its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."), changed.
Until the effective date of the New Agreement, WAM Ltd. had been controlled by Mr. Wanger, and WAM had been controlled by Mr. Wanger with the consent of one or more of the other limited partners; as a consequence of the restructuring, Mr. Wanger's interests in WAM Ltd. and in WAM were reduced to less than a majority, although Mr. Wanger continues to have the largest interest in each. On matters submitted to the shareholders of WAM Ltd., each such shareholder has one vote (or a lesser vote in the case of new shareholders). With certain exceptions (including extraordinary transactions, for which Mr. Wanger's consent will be required), decisions will be made by majority vote. Ralph Wanger, Charles P. McQuaid, Leah J. Zell, Marcel P. Houtzager and Robert A. Mohn, who are officers of the Trust, are the current limited partners of WAM.

                                                           WANGER ADVISORS TRUST

                                                                    STATEMENT OF
                                                                      ADDITIONAL
                                                                     INFORMATION

                                                                  April 30, 1997
                                                  (Supplemented January 2, 1998)


                                                          227 West Monroe Street
                                                         Chicago, Illinois 60606
                                                       Telephone: 1-800-4-WANGER
                                                    ____________________________

WANGER U.S. SMALL CAP
WANGER INTERNATIONAL SMALL CAP


                                 TABLE OF CONTENTS
                                 -----------------

                                                                            Page
                                                                            ----
INFORMATION ABOUT THE FUNDS..................................................  2
INVESTMENT OBJECTIVES AND POLICIES...........................................  2
INVESTMENT TECHNIQUES AND RISKS..............................................  2
INVESTMENT RESTRICTIONS...................................................... 17
PERFORMANCE INFORMATION...................................................... 20
INVESTMENT ADVISER........................................................... 21
DISTRIBUTOR.................................................................. 24
THE TRUST.................................................................... 24
TRUSTEES AND OFFICERS; CERTAIN SHAREHOLDERS.................................. 25
PURCHASING AND REDEEMING SHARES.............................................. 28
ADDITIONAL TAX INFORMATION................................................... 29
PORTFOLIO TRANSACTIONS....................................................... 30
CUSTODIAN.................................................................... 31
INDEPENDENT AUDITORS......................................................... 32
APPENDIX.....................................................................A-1

This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of Wanger Advisors Trust dated April 30, 1997 and any supplement thereto, which may be obtained from the Trust at no charge by writing or telephoning Wanger Asset Management, L.P., the Trust's investment adviser, at the address or telephone number shown above.

                          INFORMATION ABOUT THE FUNDS

Wanger U.S. Small Cap ("U.S. Small Cap") and Wanger International Small Cap ("International Small Cap") (each, a "Fund"; together, the "Funds") are series of Wanger Advisors Trust (the "Trust"). Both Funds are currently available only for allocation to certain life insurance company ("Life Company") separate accounts established for the purpose of funding certain qualified and non-qualified variable annuity contracts ("Variable Contracts"), and may also be offered directly to certain types of pension plans and retirement arrangements and accounts permitting the accumulation of funds on a tax-deferred basis ("Retirement Plans"), as described in the prospectus.

Copies of the Trust's 1996 Annual Report and June 30, 1997 Semiannual Report accompany this SAI. The Annual Report contains audited financial statements, notes thereto, supplementary information entitled "Financial Highlights," and a report of independent auditors, all of which (but no other part of the Annual Report) are incorporated herein by reference. The Semiannual Report contains unaudited financial statements, notes thereto and supplementary information entitled "Financial Highlights," all of which (but no other part of the Semiannual Report) are incorporated herein by reference. Additional copies of the reports may be obtained without charge by writing or telephoning Wanger Asset Management, L.P. at the address or telephone number shown on the cover page of this SAI.

The discussion below supplements the description in the prospectus of the Funds' investment objectives, policies, and restrictions.


                      INVESTMENT OBJECTIVES AND POLICIES

U.S. Small Cap and International Small Cap invest with the objective of long-term growth of capital. Although income is considered by U.S. Small Cap in the selection of securities, the Funds are not designed for investors seeking primarily income rather than capital appreciation. Both Funds are managed by Wanger Asset Management, L.P. ("WAM").

The Funds use the techniques and invest in the types of securities described below and in the prospectus.


                        INVESTMENT TECHNIQUES AND RISKS

Foreign Securities

The Funds invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Under normal market conditions, International Small Cap invests at least 65% of its total assets, taken at market value, in foreign securities.

U.S. Small Cap does not have a current intention to invest more than 5% of its net assets in foreign securities.

The Funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. A Fund may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Neither Fund expects to invest more than 5% of its total assets in unsponsored ADRs.

A Fund's investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which the Fund's securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See the discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investments in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

Currency Exchange Transactions

The Funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When either Fund owns or anticipates owning securities in countries whose currencies are linked, WAM may aggregate such positions as to the currency hedged.

If a Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, liquid assets of that Fund, such as cash, U.S. government securities, or other liquid high grade debt obligations, having a value equal to the Fund's commitment under such forward contract will be segregated on the books of the Fund and held by the custodian while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of the currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Synthetic Foreign Money Market Positions. The Funds may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policies that, under normal conditions, (a) U.S. Small Cap will generally invest at least 65% of its total assets in domestic securities, and (b) International Small Cap will generally invest at least 65% of its total assets in foreign securities.

Options and Futures

The Funds may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. The Funds may also use other types of options, futures contracts and futures options currently traded or subsequently developed and traded, provided the Board of Trustees determines that their use is consistent with the Funds' investment objective.

Options. An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Funds will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, that Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, that Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of that Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

OTC Derivatives. The Funds may buy and sell over-the-counter ("OTC") derivatives (derivatives not traded on exchange). Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives generally are established through negotiation with the other party to the contract. While this type of arrangement allows the Funds greater flexibility to tailor an instrument to their needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. Each Fund will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid Securities" below for more information on the risks associated with investing in OTC derivatives.

Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences among the securities markets, the currency markets, and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

If trading was suspended in an option purchased or written by one of the Funds, that Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.

Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index/1/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To the extent required by regulatory authorities having jurisdiction over the Funds, the Funds will limit their use of futures contracts and futures options to hedging transactions. For example, the Funds might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of a Fund's securities or the price of the securities that a Fund intends to purchase. The Funds' hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the Funds' exposure to stock price, interest rate, and currency fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The success of any hedging technique depends on WAM correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should

--------------------
/1/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

those predictions be incorrect, a Fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded; however, the margin requirement may be modified during the term of the contract, and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between that Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Funds will mark-to-market their open futures positions.

The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Funds.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Funds realize a capital gain, or if it is more, the Funds realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between the Funds' investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures. A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"/2/ would exceed 5% of the Fund's total assets.

When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any

---------------------
/2/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

A Fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the "underlying commodity value" of each long position in a commodity contract in which a Fund invests will not at any time exceed the sum of:

     (1) The value of short-term U.S. debt obligations or other U.S. dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

     (2)  Unrealized appreciation on the contract held by the broker; and

     (3)  Cash proceeds from existing investments due in not more than 30 days.

"Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

Each Fund's options and futures transactions are also subject to certain non-fundamental investment restrictions set forth under "Investment Restrictions" in this SAI. Moreover, neither Fund will purchase puts, calls, straddles, spreads, or any combination thereof if by reason of such purchase more than 10% of that Fund's total assets would be invested in such securities.

Taxation of Options and Futures. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold
(put). For cash settlement options and futures options exercised by that Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

If a Fund writes an equity call option/3/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, that Fund also realizes a capital gain or loss on those securities.

For Federal income tax purposes, a Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of the hedged securities.

If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for Federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) with respect to, the same or substantially

--------------------
/3/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

In order for each Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, for tax years beginning before August 5, 1997, gains realized on the sale or other disposition of securities held less than three months must be less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities held less than three months, a Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

The Funds intend to distribute to shareholders annually any capital gains that have been recognized for Federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the Funds. Shareholders will be advised of the nature of such capital gain distributions.

Swap Agreements. A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if WAM determines it is consistent with the Fund's investment objective and policies, but each Fund will limit its use of swap agreements so that no more than 5% of its total assets will be placed at risk.

A swap agreement tends to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase the Fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of the Fund's investments and its net asset value.

The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. The Fund expects to be able to eliminate its exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

The Fund will segregate liquid assets (such as cash, U.S. government securities, or other liquid high grade debt obligations) of the Fund to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accumulated obligations under the swap agreement over the accumulated amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accumulated obligations under the agreement.

Illiquid Securities

A Fund may not invest in illiquid securities, including restricted securities and OTC derivatives, if as a result they would comprise more than 15% of the value of the net assets of the Fund.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, either U.S. Small Cap or International Small Cap should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities and OTC derivatives, that Fund will take appropriate steps to protect liquidity.

Notwithstanding the foregoing, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. WAM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination WAM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, WAM could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a

Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Debt Securities

The Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the Funds or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category except that neither Fund will invest more than 20% of its assets in securities rated below investment grade or considered by WAM to be of comparable credit quality. Neither Fund expects to invest more than 5% of its net assets in such securities during the current fiscal year.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.
A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this SAI.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by WAM to present minimum credit risks in accordance with guidelines approved by the board of trustees. WAM will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, WAM's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed Delivery Securities

The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if WAM deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed delivery basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

Temporary Strategies

The Funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, WAM may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a Fund might employ defensive strategies.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Portfolio Turnover

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The Funds' anticipated portfolio turnover rates are less than 100% for each Fund. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by each Fund.


                            INVESTMENT RESTRICTIONS


In pursuing their investment objectives, U.S. Small Cap and International Small Cap each will not:

     1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

     2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry;

     4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);/4/

--------------------
/4/ The Funds have no present intention of lending their portfolio securities.

     5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;/5/

     6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its net assets at the time of acquisition;

     7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Restrictions 1 through 10 above are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of the Fund's shares present at a meeting if more than 50% of the shares outstanding are present or
(ii) more than 50% of the Fund's outstanding shares.

In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, each Fund will not:

     (a) Invest in companies for the purpose of management or the exercise of control;

     (b) Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

------------------
/5/ State insurance laws currently restrict a Fund's borrowings to facilitate redemptions to no more than 25% of the Fund's net assets.

     (c) Invest more than 10% of its net assets (valued at the time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

     (d) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

     (e) Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940 and applicable state law;

     (f) Purchase or retain securities of a company if all of the Trustees, directors and officers of the Trust and of WAM who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

     (g) Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

     (h) Purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (i) Sell securities short or maintain a short position.

Notwithstanding the foregoing investment restrictions, either Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

In addition, pursuant to state insurance laws, each Fund is subject to the following guidelines, which may also be changed by the Trustees:

     (a) Each Fund will be invested in a minimum of five different foreign countries at all times, except that this minimum is reduced to four when foreign country investments comprise less than 80% of the value of the Fund's net assets; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

     (b) Each Fund will have no more than 20% of its net assets invested in securities of issuers located in any one country; except that a Fund may have an additional 15% of its net assets invested in securities of issuers located in any one of the following countries: Australia; Canada; France; Japan; the United Kingdom; or Germany.

     (c) A Fund may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Fund's total assets would be invested in the securities of any one issuer, except that this restriction shall not apply to U.S. Government securities or foreign government securities; and the Fund will not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer.

     (d) Each Fund may borrow no more than 10% of the value of its net assets when borrowing for any general purpose and 25% of net assets when borrowing as a temporary measure to facilitate redemptions.

                                 PERFORMANCE INFORMATION

From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return is computed as follows:

     ERV    =  P(1 +T)/n/

     Where: P = the amount of an assumed initial investment in shares of a Fund
            T = average annual total return
            n = number of years from initial investment to the end of the period

     ERV    = ending redeemable value of shares held at the end of the period

     For example, as of December 31, 1996 the Total Return and Average Total Return on a $1,000 investment in the funds for the following periods were:

     U.S. Small Cap                                          Average Annual
     --------------                           Total Return    Total Return
                                              ------------   --------------
     1 year.................................      46.6%          46.6%
     Life of Fund (inception 5/3/95)........      70.04%         37.4%

     International Small Cap                                 Average Annual
     -----------------------                  Total Return    Total Return
                                              ------------   --------------
     1 year.................................      32.0%          32.0%
     Life of Fund (inception 5/3/95)........      77.6%          41.0%

The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. Fund performance figures do not reflect expenses of the separate accounts of the Life Companies, expenses imposed under the Variable Contracts, or expenses imposed by the Retirement Plans.

In advertising and sales literature, each Fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, a Fund might use comparative performance as computed in a ranking or rating determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., VARDS, or another service.

The Funds may note their mention or recognition, or the mention or recognition of WAM or its principals, in newsletters, newspapers, magazines, or other media.


                              INVESTMENT ADVISER

The Funds' investment adviser, Wanger Asset Management, L.P. ("WAM"), is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd.") WAM serves as the investment adviser for the Funds and for other institutional accounts. WAM commenced operations in 1992. Ralph Wanger, Charles P. McQuaid, Leah J. Zell, Marcel P. Houtzager and Robert A. Mohn, who are officers of the Trust, are the current limited partners of WAM. At June 30, 1997 WAM had approximately $6.3 billion under management, including the Funds.

WAM furnishes continuing investment advice to the Funds and is responsible for overall management of the Funds' business affairs. It furnishes office space and all necessary office facilities, equipment, and personnel to the Funds; it assumes all other expenses incurred by WAM in connection with managing the assets of the Funds, including expenses in connection with placement of securities orders, expenses in determination of daily price computations, portfolio accounting and related bookkeeping; and assumes the expenses of printing and distributing the Funds' prospectus and reports to prospective investors. At its own expense, WAM may contract with any other person or persons to provide services in connection with daily price computations, portfolio accounting and related bookkeeping.

For its services to U.S. Small Cap, WAM receives a fee accrued daily and paid monthly at the annual rate of 1.0% of the net asset value of the Fund up to $100 million, 0.95% of the net asset value in excess of $100 million and up to $250 million, and 0.90% of the net asset value in excess of $250 million. These fees may be reduced by any amount necessary to cause the Fund's expenses to be within the limitation described below. The investment advisory fees of the Fund for the fiscal period from May 3, 1995 to December 31, 1995 were $71,496; for the fiscal year ended December 31, 1996, the advisory fees were $704,115.

For its services to International Small Cap, WAM receives a fee accrued daily and paid monthly at the annual rate of 1.30% of the net asset value of the Fund up to $100 million, 1.20% of the net asset value in excess of $100 million and up to $250 million, and 1.10% of the net asset value in excess of $250 million. These fees may be reduced by any amount necessary to cause the Fund's expenses to be within the limitation described below. The investment advisory fees of the Fund for the fiscal period from May 3, 1995 to December 31, 1995 were $43,726; for the fiscal year ended December 31, 1996, the advisory fees were $631,977.

The Trust pays all charges of depositories, custodians and other agents for the safekeeping and servicing of the Funds' cash, securities and other property; all charges of the Funds' transfer agents and registrars, and the Funds' dividend disbursing and redemption agents, if any; and all charges of independent auditors and legal counsel. The Trust also pays other expenses such as the cost of qualifying and maintaining the registration of shares of the Funds and the cost of compliance with federal and state securities laws; typesetting of the Funds' prospectus and of printing and mailing copies of the prospectus furnished to each then-existing shareholder or beneficial owner; printing and mailing certificates for shares of the Funds; publishing reports and notices to the Funds' shareholders and to governmental bodies or regulatory agencies; proxy solicitations of the Funds or of the Board of Trustees of the Trust; shareholder meetings; fees and taxes payable to federal, state or governmental agencies, domestic or foreign; insurance premiums required by law or deemed advisable by the Trust's Board of Trustees; all costs of borrowing money; all expenses of maintaining the registration of the Trust under the Investment Company Act of 1940, all fees, dues and other expenses related to membership of the Trust in any trade association or other investment company organization; the fees of Trustees who are not otherwise affiliated with the Trust or WAM, and all expenses incurred in connection with their services to the Trust. The Trust also pays all brokers' commissions and other charges relative to the purchase and sale of portfolio securities for the Funds.

Each Fund's investment advisory agreement requires WAM to reimburse the Fund in the event that the total annual expenses of the Fund that are payable in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions and similar fees, and certain extraordinary litigation expenses, exceed the limits prescribed by any state in which that Fund's shares are qualified for sale. Total annual expenses, and the amount by which total annual expenses may exceed these limits, will be determined as of the close of each business day of the year. The Trust does not believe that any such state expense limitation is currently applicable. If the states in which a Fund's shares are qualified for sale impose no limits on total expenses, then WAM has voluntarily agreed to reimburse the Fund in the event the fees and expenses payable by the Fund in any fiscal year (as described above) exceed 1.90% for Wanger International Small Cap and 1.50% for Wanger U.S. Small Cap of average daily net assets. The following items are excluded for purposes of calculating the expenses subject to this limitation:
(i) credits, if any, that a Fund may receive that have the effect of offsetting certain of those expenses; and (ii) the excess custodian costs attributable to investments in foreign securities compared to the custodian costs which would have been incurred had the investments been in domestic securities. Reimbursement of expenses in excess of this limitation will be made monthly and will be paid to the Fund by reduction of WAM's advisory fee. WAM may from time to time absorb expenses for a Fund in addition to the reimbursement of expenses in excess of applicable limitations.

WAM advanced all of the Trust's organizational expenses, which are being amortized and reimbursed to WAM over a five year period.

At a meeting held on December 30, 1997, the shareholders of each of Wanger U.S. Small Cap and Wanger International Small Cap approved a new investment advisory agreement between each Fund and WAM. Each new agreement will take effect on January 1, 1998 and will continue in effect through December 31, 1999, and thereafter from year to year so long as its continuance as to each Fund is approved at least annually by (i) the board of trustees of the Trust or by the holders of a majority of each Fund's outstanding voting securities as defined by the Investment Company Act of 1940 and (ii) a majority of the members of the board of trustees who are not otherwise affiliated with the Trust or WAM, cast in person at a meeting called for that purpose. Any amendment to each new agreement must be approved in the same manner. The new agreements may be terminated as to a Fund without penalty by the vote of the board of trustees of the Trust or the shareholders of a Fund (by a majority as defined in the 1940
Act) on sixty days' written notice to WAM or by WAM on sixty days' notice to the Fund, and will terminate automatically in the event of its assignment. The fees payable by a Fund under each new agreement are the obligation only of that Fund and impose no liability on the other Fund.

At the same time the new agreements became effective, the structure of WAM and WAM Ltd. changed to reflect more closely WAM's team approach to investment management. Effective January 1, 1998, Mr. Wanger's interests in WAM Ltd. and in WAM were reduced to less than a majority, although Mr. Wanger continues to have the largest interest in each. On matters submitted to the shareholders of WAM Ltd., each such shareholder has one vote (or a lesser vote in the case of new shareholders). With certain exceptions (including extraordinary transactions, for which Mr. Wanger's consent will be required), decisions will be made by majority vote.


                                 DISTRIBUTOR

Shares of each Fund are distributed by WAM Brokerage Services, L.L.C. ("WAM BD") under a Distribution Agreement as described in the prospectus dated April 30, 1997, which is incorporated herein by reference along with any supplements to the prospectus. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and
(ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. Shares of the Funds are offered for sale through WAM BD without any sales commission or charges to the Funds or Life Companies or Retirement Plans purchasing Fund shares. However, each Variable Contract imposes its own charges and fees on owners of Variable Contracts and Retirement Plans and may impose such charges on participants in a Retirement Plan. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and in compliance with state securities laws.


                                 THE TRUST

The Agreement and Declaration of Trust may be amended by a vote of either the Trust's shareholders or its Trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board of Trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the Trustees may determine. The shares of the Funds are not currently divided into classes. U.S. Small Cap and International Small Cap are the only series of the Trust currently being offered. The Board of Trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies, and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of Trustees. Shares do not have cumulative voting rights; accordingly, shareholders controlling voting interests of more than 50% of shares of the Funds voting for the election of Trustees could elect all of the Trustees if they chose to do so, and in such event, shareholders controlling voting interests of the remaining shares would not be able to elect any Trustees.

Shareholder rights regarding voting are described in the prospectus. These voting rights are based on applicable federal and state laws. To the extent that changes in such laws or regulations thereunder or interpretations thereof eliminate the necessity to submit any such matters to a shareholder vote, or otherwise restrict or limit such voting rights, the Trust reserves the right to act in any manner permitted by such changes.

The Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses or expenses of any shareholder held personally liable for the obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one series of sustaining a loss on account of liabilities incurred by another series is also believed to be remote.


                  TRUSTEES AND OFFICERS; CERTAIN SHAREHOLDERS

The Trustees and officers of the Trust, their dates of birth and their principal business activities during the past five years are:

Ralph Wanger, trustee and president* (6/21/1934)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, Wanger Asset Management, L.P. since July 1992; trustee and president, Acorn Investment Trust.

Charles P. McQuaid, trustee and senior vice president* (8/27/1953)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, Wanger Asset Management, L.P. since July 1992; trustee and senior vice president, Acorn Investment Trust.

Fred D. Hasselbring, trustee (8/14/1941)
     819 Golf Lane, Wheaton, Illinois 60187; owner, Fred D. Hasselbring and Associates (retail industry computer systems consulting and sales).

P. Michael Phelps, trustee (9/19/1933)
     100 North Riverside Plaza, Chicago, Illinois 60606-1596; vice president and corporate secretary, Morton International, Inc.

James A. Star, trustee (2/27/1961)
     222 N. LaSalle Street, Suite 2000, Chicago, Illinois 60601; vice president, Henry Crown and Company, a diversified private holding company, since October 1994; portfolio manager and investment analyst, Harris Associates L.P., June 1991 to October 1994; attorney, Kirkland and Ellis, prior to June 1991.

Leah J. Zell, vice president (5/23/1949)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, analyst, and portfolio manager, Wanger Asset Management, L.P., since July 1992; vice president, Acorn Investment Trust.

Marcel P. Houtzager, vice president (10/26/1960)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, analyst and portfolio manager, Wanger Asset Management, L.P. since April 1992.

Robert A. Mohn, vice president (9/13/1961)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; principal, analyst and portfolio manager, Wanger Asset Management, L.P. since August 1992.

Merrillyn J. Kosier, senior vice president (12/10/1957)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; director of marketing and shareholder services, Wanger Asset Management, L.P., since September 1993; prior thereto, vice president of marketing, Kemper Financial Services, Inc.; senior vice president and secretary, Acorn Investment Trust.

Bruce H. Lauer, vice president and treasurer (7/22/1957)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; chief administrative officer, Wanger Asset Management, L.P., since April 1995; prior thereto, first vice president, investment accounting, Kemper Financial Services, Inc.; vice president and treasurer, Acorn Investment Trust.

Paula L. Rogers, vice president and secretary (3/30/1959)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; vice president of institutional marketing, Wanger Asset Management, L.P., since June 1996; vice president, Goldman Sachs & Co., 1994-1996; prior thereto, second vice president, The Northern Trust Company.

Kenneth A. Kalina, assistant treasurer (8/4/1959)
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60603; Fund controller, Wanger Asset Management, L.P., since September 1995; prior thereto, treasurer of the Stein Roe Mutual Funds; assistant treasurer, Acorn Investment Trust.

*Messrs. McQuaid and Wanger are Trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940, and of WAM.

Messrs. McQuaid, Phelps and Wanger are members of the Executive Committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the board, with certain exceptions. Messrs. Hasselbring, Phelps, and Star are members of the Audit Committee, which has the authority to make recommendations to the Board of Trustees regarding the selection of independent auditors for the Trust and to confer with the independent auditors regarding the scope and results of each audit.

At March 31, 1997, the trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each of U.S. Small Cap and International Small Cap. At that date, Phoenix Home Life Mutual Insurance Company (and its affiliates), One American Row, Hartford, Connecticut 06115, was the record holder of 5,919,345 shares (approximately 98% of the outstanding shares) of International Small Cap, and 9,236,333 shares (approximately 98% of the outstanding shares) of U.S. Small Cap, all of which are beneficially owned by Variable Contract owners.

The following table shows compensation paid by the Trust during the fiscal year ended December 31, 1996 to each Trustee of the Trust who is not an "interested person" of the Trust or of WAM. The Trust does not pay compensation to its officers or to Trustees who are "interested persons." The Trust does not offer any pension or retirement benefits to its trustees.

===========================================================================================
Name of Person,        Aggregate Compensation   Aggregate Compensation          Total
Position                  From Wanger U.S.     From Wanger International    Compensation
                         Small Cap Advisor         Small Cap Advisor      From Fund Complex
===========================================================================================
Fred D. Hasselbring            $4,800                   $4,800                 $ 9,600
Trustee

P. Michael Phelps              $5,300                   $5,300                 $10,600
Trustee

James A. Star                  $5,300                   $5,300                 $10,600
Trustee


                        PURCHASING AND REDEEMING SHARES

Shares of U.S. Small Cap and International Small Cap may not be purchased or redeemed directly by individual Variable Contract owners or individual Retirement Plan participants. Purchases and redemptions are discussed in the prospectus. That information is incorporated herein by reference.

For purposes of computing the net asset value of a share of either Fund, a security traded on a securities exchange, or in an over-the-counter market in which transaction prices are reported, is valued at the last sale price at the time of valuation. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations or, if there is no ask quotation, at the most recent bid quotation. Securities for which quotations are not readily available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange rate.

The Funds' net asset values are determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

Trading in the portfolio securities of the Funds may take place in various foreign markets on certain days (such as Saturday) when the Funds are not open for business and do not calculate their net asset values. Conversely, trading in the Funds' portfolio securities may not occur on days when the Funds are open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Funds' portfolio securities and the value of the Funds' portfolios may be significantly affected on days when shares of the Funds may not be purchased or redeemed.

Computation of net asset value (and the sale and redemption of Fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Funds not reasonably practicable.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


                          ADDITIONAL TAX INFORMATION

Shares of the Funds are offered to separate accounts of Life Companies that fund Variable Contracts and may be offered to certain Retirement Plans, which are pension plans and retirement arrangements and accounts permitting the accumulation of funds on a tax-deferred basis. See the disclosure documents for the Variable Contracts or the plan documents (including the summary plan description) for the Retirement Plans for a discussion of the special taxation of insurance companies with respect to the separate accounts and the Variable Contracts, and the holders thereof, or the special taxation of Retirement Plans and the participants therein.

Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Fund must distribute to shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or currencies ("Income Requirement"); (2) for tax years beginning before August 5, 1997, the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash or cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

As noted in the prospectus, each Fund must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. For information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectus for the Variable Contracts.

The Funds will not be subject to the 4% federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies or Retirement Plans.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for variable contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the variable contracts and the holders thereof.


                            PORTFOLIO TRANSACTIONS

Portfolio transactions of the Funds are placed with those securities brokers and dealers that WAM believes will provide the best value in transaction and research services for each Fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

In valuing brokerage services, WAM makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

In valuing research services, WAM makes a judgment of the usefulness of research and other information provided to WAM by a broker in managing each Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial, and political conditions and prospects, useful to WAM in advising that Fund.

The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by WAM's staff on an ongoing basis. The general level of brokerage charges and other aspects of each Fund's portfolio transactions are reviewed periodically by the Board of Trustees.

WAM is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of investment decisions by the Funds. However, the Board of Trustees recognizes that it is important for WAM, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce WAM's expenses in providing management services to the Funds is not determinable. In addition, the Board of Trustees understands that other clients of WAM might benefit from the information obtained for the Funds, in the same manner that the Funds might benefit from information obtained by WAM in performing services to others.

Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

Brokerage commissions incurred by U.S. Small Cap for the fiscal period from May 3, 1995 to December 31, 1995 were $59,273; for the fiscal year ended December 31, 1996 the brokerage commissions were $243,598. Brokerage commissions incurred by International Small Cap during the same time periods were $49,559 and $422,414, respectively.

Although investment decisions for the Funds are made independently from those for other investment advisory clients of WAM, it may develop that the same investment decision is made for one or both of the Funds and one or more other advisory clients. If one or both of the Funds and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.


                                 CUSTODIAN

State Street Bank and Trust Company, P.O. Box 8502, Boston, Massachusetts 02266-8502, is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities of the Funds in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian. The custodian may employ one or more sub-custodians located in the United States upon approval by the Board of Trustees of the Trust; and is authorized to employ sub-custodians for the Funds' assets maintained outside the United States.


                             INDEPENDENT AUDITORS

Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' federal income tax return, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Funds.

                                   APPENDIX

                          Description of Bond Ratings

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, WAM believes that the quality of debt securities in which the Funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Moody's Ratings

     Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

     AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

     BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                     PART C
                                     ------

Item 24.                  Financial Statements and Exhibits
-------                   ---------------------------------

(a)         Financial statements:
            ---------------------

  (1)         Financial statements included in Part A of this amendment:

              None

  (2)         Financial statements included in Part B of this amendment:

     (i) Wanger U.S. Small Cap (incorporated by reference to the following portions of Registrant's 1996 Wanger Advisors Trust Annual Report; a copy of the report was filed with the Commission on March 5, 1997, and is not included in this amendment):

                    Report of Independent Auditors

                    Statement of Assets and Liabilities at December 31, 1996

                    Statement of Operations for the period ended December 31,
                    1996

                    Statement of Changes in Net Assets for the period ended December 31, 1996

                    Statement of Investments at December 31, 1996

                    Notes to financial statements

              Wanger U.S. Small Cap (incorporated by reference to the following portions of Registrant's Semiannual Report at June 30, 1997; a copy of the report was filed with the Commission on August 21, 1997, and is not included in this amendment):

                    Statement of Assets and Liabilities at June 30, 1997 (unaudited)

                    Statement of Operations at June 30, 1997 (unaudited)

                    Statement of Changes in Net Assets at June 30, 1997 (unaudited)

                    Statement of Investments at June 30, 1997 (unaudited)

                    Notes to financial statements

     (ii) Wanger International Small Cap (incorporated by reference to the following portions of Registrant's 1996 Wanger Advisors Trust Annual Report; a copy of the report was filed with the Commission on March 5, 1997, and is not included in this amendment):

                    Report of Independent Auditors

                    Statement of Assets and Liabilities at December 31, 1996

                    Statement of Operations for the period ended December 31,
                    1996

                    Statement of Changes in Net Assets for the period ended December 31, 1996

                    Statement of Investments at December 31, 1996

                    Notes to financial statements

              Wanger International Small Cap (incorporated by reference to the following portions of Registrant's Semiannual Report at June 30, 1997; a copy of the report was filed with the Commission on August 21, 1997, and is not included in this amendment):

                    Statement of Assets and Liabilities at June 30, 1997 (unaudited)

                    Statement of Operations at June 30, 1997 (unaudited)

                    Statement of Changes in Net Assets at June 30, 1997 (unaudited)

                    Statement of Investments at June 30, 1997 (unaudited)

                    Notes to financial statements


  (3)       Financial statements included in Part C of this amendment:

            None

                  Note: The following schedules have been omitted for the following reasons:

            Schedules I and III - The required information is presented in the statements of investments at December 31, 1996.

            Schedules II, IV and V - The required information is not present.


(b)         Exhibits:
            --------

     1.     Agreement and Declaration of Trust.(2)

     2.     By-laws.(2)

     3.     None

     4(a).  Specimen Share Certificate - Wanger U.S. Small Cap.(1)

     4(b).  Specimen Share Certificate - Wanger International Small Cap.(1)

     5(a).  Investment Advisory Agreement - Wanger U.S. Small Cap.(2)

     5(a)(i) Form of Investment Advisory Agreement - Wanger U.S. Small Cap, dated January 1, 1998.

     5(b).   Investment Advisory Agreement - Wanger International Small Cap.(2)

     5(b)(i) Form of Investment Advisory Agreement - Wanger International Small
             Cap, dated January 1, 1998.

     6. Distribution Agreement between Wanger Advisors Trust and WAM Brokerage Services, L.L.C. dated May 1, 1996.(2)

     7.      None.

     8. Custodian Contract between Wanger Advisors Trust and State Street Bank and Trust Company.(2)

     9(a)(1) Amendment No. 1 to the Participation Agreement between Wanger
             Advisors Trust and Phoenix Home Life Mutual Insurance Company dated April 18, 1995 (2) (amendment dated December 16, 1996).(3)

     9(a)(2) Amendment No. 1 to the Participation Agreement between Wanger
             Advisors Trust and PHL Variable Insurance Company dated February 23, 1995 (2) (amendment dated December 16, 1996).(3)

     9(a)(3) Amendment No. 1 to the Participation Agreement between Wanger
             Advisors Trust and Providian Life and Health Insurance Company (formerly National Home Life Assurance Company) dated May 19, 1995
             (2) (amendment dated December 16, 1996).(3)

     9(a)(4) Participation Agreement between Wanger Advisors Trust and First
             Providian Life and Health Insurance Company dated November 15, 1996, and Amendment No. 1 December 16, 1996.(3)

     9(a)(5) Participation Agreement between Wanger Advisors Trust and SAFECO
             Life Insurance Company dated September 27, 1995 and Form of Amendment No. 1 dated December 18, 1996.(3)

     9(b). Transfer Agency and Service Agreement between Wanger Advisors Trust and State Street Bank and Trust Company.(2)

     10. Legal opinion and consent of Bell, Boyd & Lloyd dated February 15, 1995.(2)

     11.     Consent of Independent Auditors.

     12.     None.

     13.     Subscription Agreement.(2)

     14.     None.

     15.     None.

     16(a).  Computation of performance information - Wanger U.S. Small Cap.(2)

     16(b). Computation of performance information - Wanger International Small Cap.(2)

     17(a)   Financial data schedule - Wanger U.S. Small Cap.

     17(b)   Financial data schedule - Wanger International Small Cap.

     18      Form of Purchase Application.(2)

     ______________________________

(1) Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 1 to Registrant's registration statement on form N-1A, Securities Act registration no. 33-83548 (the "Registration Statement") filed on August 25, 1995.

(2) Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 2 to the Registration Statement filed on April 19, 1996.

(3) Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 3 to the Registration Statement filed on April 30, 1997.


Item 25.  Persons Controlled by or Under Common Control with Registrant
-------   -------------------------------------------------------------

               The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item. The information in the prospectus under the caption "Organization and Management" and in the Statement of Additional Information under the caption "Investment Adviser" is incorporated by reference.



Item 26.  Number of Holders of Securities
-------   -------------------------------

               As of September 30, 1997, there were 16 record holders of the Registrant's shares of beneficial interest of the series designated Wanger U.S. Small Cap and 37 record holders of the Registrant's shares of beneficial interest of the series designated Wanger International Small Cap.


Item 27.  Indemnification
-------   ---------------

               Article VIII of the Agreement and Declaration of Trust of the registrant (Exhibit 1 included herein) provides in effect that the Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act of 1940, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

               The Registrant, its trustees and officers, its investment adviser and persons affiliated with them are insured under a policy of insurance maintained by registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.


Item 28.  Business and Other Connections of Investment Adviser
-------   ----------------------------------------------------

               The information in the prospectus under the caption "Organization and Management" is incorporated by reference. Neither Wanger Asset Management, L.P. nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.


Item 29.  Principal Underwriter
-------   ---------------------

          WAM Brokerage Services, L.L.C. also acts as principal underwriter for Acorn Investment Trust.

         Name            Positions and Offices with   Positions and Offices with
                                Underwriters                  Registrant
  Terence M. Hogan       President                    Vice President and Trustee

  Merrillyn J. Kosier    Senior Vice President and    Senior Vice President
                         Secretary

The principal business of each officer of WAM Brokerage L.L.C. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.


Item 30.  Location of Accounts and Records
-------   --------------------------------

               Bruce H. Lauer, Vice President and Treasurer
               Wanger Advisors Trust
               227 West Monroe Street, Suite 3000
               Chicago, Illinois 60606

Item 31.  Management Services
-------   -------------------

               Not applicable.


Item 32.  Undertakings
-------   ------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on November 3, 1997.


                                        WANGER ADVISORS TRUST

                                        By:  /s/Ralph Wanger
                                             --------------------------------
                                             Ralph Wanger, President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

   Name                        Title                               Date
   ----                        ------                              ----
/s/Fred D. Hasselbring      Trustee                    )
------------------------                               )
Fred D. Hasselbring                                    )
                                                       )
/s/Charles P. McQuaid       Trustee                    )
------------------------                               )
Charles P. McQuaid                                     )
                                                       )
/s/P. Michael Phelps        Trustee                    )       November 3, 1997
------------------------                               )
P. Michael Phelps                                      )
                                                       )
/s/James A. Star            Trustee                    )
------------------------                               )
James A. Star                                          )
                                                       )
/s/Ralph Wanger             Trustee and President      )
------------------------    (principal executive       )
Ralph Wanger                officer)                   )
                                                       )
/s/Bruce H. Lauer           Treasurer (principal       )
------------------------    financial and accounting   )
Bruce H. Lauer              officer)                   )

                  Index of Exhibits Filed with this Amendment
                  -------------------------------------------

Exhibit               EDGAR
Number              Exhibit No.                   Exhibit
-------             -----------                   -------
5(a)(i)                             Form of Investment Advisory Agreement -
                   EX-99.5(a)(i)    Wanger U.S. Small Cap, dated January 1,
                                    1998.

5(b)(i)                             Form of Investment Advisory Agreement -
                   EX-99.5(b)(i)    Wanger International Small Cap, dated
                                    January 1, 1998.

11                 EX-99.11         Consent of Independent Auditors

17(a)              EX-27            Financial data schedule - Wanger U.S. Small
                                    Cap

17(b)              EX-27            Financial data schedule - Wanger
                                    International Small Cap